UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2008

Item 1.  Reports to Stockholders.

Semi-Annual Report

September 30, 2008 (Unaudited)

SHAREHOLDER LETTER

September 30, 2008 (Unaudited)

To our Investors:

The underlying value of the Clough Global Opportunities Fund, defined as the change in net asset value adjusted for reinvested distributions, is down 37.3% for the calendar year-to-date period through October 31, 2008. The return on the Fund’s market price for the same period was -37.2%. The Morgan Stanley World Index declined 38.3% and the S&P 500 declined 32.8% over the same period. Since inception, the Fund’s compound annual total return including distributions is -9.5% compared to -11% for the Morgan Stanley World Index and -9.4% for the S&P 500 through October 31, 2008. The Fund’s compound annual return since inception on market price is -16.6%

The last six months have been particularly challenging for global investors and our Funds have not been immune. The well publicized and analyzed credit crisis emanating from the US and other highly indebted large economies pressured all asset classes. Equity, corporate bonds and commodity markets virtually all declined, across nearly all geographic regions. Much of these declines were driven by forced selling as part of an ongoing deleveraging process.

This difficult period has undoubtedly created many investment opportunities for our Funds. The ongoing deflation of the credit structure in the developed world will moderate and legitimate investment cycles should reemerge. We believe that equities provide a far better value proposition today and we have begun to move our equity allocations higher. One thing we feel certain of is debt will not be so easily accessible in the future, and the default structure will migrate to other sectors of the economy besides housing. All of this implies a long period of weak economic activity so having a global perspective and a willingness to focus the Fund on a narrow list of themes that provide an earnings tailwind will be critical to performance.

First, we think equities in emerging markets, which benefit from high levels of private savings and low debt levels, will bottom first and lead global markets higher. Asia and Brazil remain our areas of greatest interest and both rallied strongly in early November. Brazil’s market in particular intrigues us. We believe equities are cheap there and corporate activity is awakening. Banco Itau is acquiring Unibanco, creating South America’s largest financial institution. Our investment focus there is on the banking and consumer sectors. Even as developed economies slow, Brazil’s well capitalized banking sector continues to grow in excess of 20% annually.

Secondly, we think global infrastructure could be a major market theme looking ahead. We are beginning to build an important position in a group of industrial stocks which we believe will be beneficiaries of such a pickup. President Elect Obama has announced federal government spending on infrastructure will accelerate as the needs are legion and a new administration will have every incentive to bring forth stimulus spending in response to the credit crisis. Other governments will likely join in. Strong investment

www.cloughglobal.com

spending is already being planned in emerging economies. China is reducing interest rates and in contrast to a year ago when government policy was aimed at slowing real estate development, policy today has turned 180 degrees to regenerate both investment and exports. What makes the theme especially appealing is that many infrastructure stocks are down 60 – 80% off their highs and in many cases are back to their 2002 – 2003 levels. Alcoa and Freeport-McMoran both trade at just 0.7 price-to-book ratio (ratio of market price to book value). Because the recent cycle has been so strong their balance sheets are flush with cash.

Thirdly, the stocks of oil and gas producers are close to a bottom, we think. The world’s large oil fields are depleting and the sharp drop in energy prices has slowed much of the investment in new wells. Over time, that will only exacerbate supply problems while softer commodity prices have already begun to stimulate demand.

Finally, a number of large capitalization issues that generate high free cash flow levels appear to have begun to bottom. Because of the overall equity market collapse, many stocks offer free cash flow yields of 8% or higher.

The dislocation in credit markets has also provided opportunities for us to enhance the yield generated by our asset allocation to fixed income markets. Corporate bond yields, both investment grade and non-investment grade, have increased significantly as structured finance vehicles such as Collateralized Loan Obligations (CLOs) are being forced to unwind and the bonds they hold search for a home. We have historically not had significant exposure to corporate credit, as we have generally not felt the risk adjusted returns were sufficiently attractive. That is no longer the case. We are seeing similarly attractive yield and return opportunities from high quality mortgage bonds which are also trading at much higher than normal spreads. We expect to shift the portfolio into these higher yielding securities over the coming months.

Ultimately the economy cannot operate properly until the financial system is functioning again. Central banks are generally slow to respond to deflationary pressures. The strong dollar and weak gold price attest to the fact that when the Fed reflates to stem a credit collapse, the results are not inflationary. Central banks appear to be coming to realize that the process of stuffing liquidity into the financial system did not undue the logjam which was restricting credit. It may have forestalled an immediate meltdown because it relieved short term funding needs, but it did not address the more fundamental issue of solvency and declining asset values. Now Federal Reserve spokespeople are signaling that “quantitative easing” is being considered, if not already being effectively put in place. Yield curves are still inverted in the U.K. and in Europe and that signals that money rates have a long way to fall there as well.

We believe there are two dynamics the financial markets have to navigate through. First, the demise of the large broker dealers did more than end an era on Wall Street.

2008 Semi-Annual Report

It removed liquidity and depth from the markets and minor changes in sentiment are now reflected in large changes in price so market volatility has picked up dramatically. Secondly, the economy has to negotiate its way through a major debt liquidation for the first time in decades and that signals a long period of weak earnings.

Investors responded to these factors by liquidating securities of all stripes in October and our question is where did they put the money? We think money rates will decline to near zero and remain there for years as banking system consolidation picks up, re- ducing the need for, and price of deposits. Yields on high quality long-term bonds will also likely decline to unattractive levels. Leveraged investment strategies in both fixed income and private equity may never be what they were. We believe that leaves global equities as the default strategy, the only securities class that offers reasonably high returns. As money rates fall, equities are likely to be the prime beneficiaries. We believe the Fund is invested in the areas to which the money will migrate.

If you have any questions or comments, please feel free to call me 877-256-8445 or visit the website at www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

PORTFOLIO ALLOCATION

September 30, 2008 (Unaudited)

ASSET TYPE* (Unaudited)

Common Stocks	62.43%
Asset/Mortgage Backed Securities	18.27%
Government & Agency Obligations	6.94%
Short-Term Investments	3.24%
Purchased Options	3.11%
Corporate Bonds	1.89%
Exchanged Traded Funds	1.74%
Preferred Stocks	1.43%
Structured Notes	0.95%

GLOBAL BREAKDOWN* (Unaudited)

United States	69.72%
Hong Kong	4.24%
South Korea	3.77%
Brazil	3.34%
Japan	3.14%
Canada	2.75%
China	2.24%
Indonesia	1.72%
Bermuda	1.67%
Thailand	1.21%
Taiwan	0.95%
Chile	0.84%
Russia	0.62%
Greece	0.55%
Malaysia	0.55%
Papau New Guinea	0.55%
India	0.39%
Finland	0.38%
Israel	0.29%
Vietnam	0.24%
Ireland	0.23%
Great Britain	0.19%
Netherlands	0.17%
Norway	0.07%
Argentina	0.06%
Australia	0.06%
Singapore	0.05%
South Africa	0.01%

*   As a percentage of total investments, not including securities sold short or any foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS 85.73%
Agriculture 0.07%
Sadia S.A. - ADR	173,000	$524,573

Consumer/Retail 4.64%
ASKUL Corp.	97,600	1,485,726
B&G Foods, Inc.	45,000	321,750
Belle International Holdings, Ltd.	1,360,000	961,564
China Mengniu Dairy Co., Ltd.	823,000	839,444
GOME Electrical Appliances Holdings, Ltd.	5,910,000	1,712,525
Home Inns & Hotels Management, Inc. - ADR(a)	43,000	599,850
Honda Motor Co., Ltd.	242,547	7,303,091
Hyundai Department Store Co., Ltd. - ADR	56,200	4,283,856
Jardine Matheson Holdings, Ltd.	157,741	4,101,266
Jardine Strategic Holdings, Ltd.	127,557	1,798,554
Kraft Foods, Inc.	114,100	3,736,775
Little Sheep Group, Ltd.(a) (b)	257,000	60,238
Lotte Shopping Co., Ltd.	13,040	2,922,507
Parkson Retail Group, Ltd.	910,000	996,156
Pou Sheng International Holdings, Ltd.(a) (b)	3,604,000	417,729
Regal Hotels International Holdings, Ltd.	18,257,600	514,938
Swire Pacific, Ltd.	291,000	2,525,921
Takashimaya Co., Ltd.	171,000	1,459,903
		36,041,793
Energy 16.41%
Coal 4.12%
Alpha Natural Resources, Inc.(a)	1,148	59,042
Arch Coal, Inc.	209,156	6,879,141
CONSOL Energy, Inc.	152,325	6,990,194
Massey Energy Co.	261,200	9,317,004
Patriot Coal Corp.(a)	1,340	38,927
Peabody Energy Corp.	193,427	8,704,215
		31,988,523
Exploration & Production 6.88%
American Oil & Gas, Inc.(a)	91,672	239,264
Anadarko Petroleum Corp.	170,000	8,246,700
Canadian Natural Resources, Ltd.	53,100	3,635,226
Chesapeake Energy Corp.	215,900	7,742,174
ConocoPhillips	3,800	278,350
Devon Energy Corp.	36,000	3,283,200
Encana Corp.	37,000	2,432,010
EOG Resources, Inc.	10,700	957,222

	Shares	Value
Exploration & Production (continued)
Hess Corp.	14,000	$1,149,120
InterOil Corp.(a)	215,000	5,912,500
Newfield Exploration Co.(a)	16,078	514,335
OAO Gazprom - ADR	105,860	3,276,367
Occidental Petroleum Corp.	38,300	2,698,235
PetroHawk Energy Corp.(a)	141,800	3,067,134
Petroleo Brasileiro S.A. - ADR	71,200	3,129,240
Pioneer Natural Resources Co.	40,000	2,091,200
Range Resources Corp.	13,400	574,458
Southwestern Energy Co.(a)	76,900	2,348,526
Talisman Energy, Inc.	98,000	1,383,096
XTO Energy, Inc.	10,700	497,764
		53,456,121
Oil Services and Drillers 5.36%
Cameron International Corp.(a)	30,000	1,156,200
Core Laboratories N.V.	12,000	1,215,840
FMC Technologies, Inc.(a)	10,900	507,395
Fred Olsen Energy ASA	20,000	760,858
Helmerich & Payne, Inc.	6,800	293,692
Hornbeck Offshore Services, Inc.(a)	69,508	2,684,399
National Oilwell Varco, Inc.(a)	138,600	6,961,878
Oceaneering International, Inc.(a)	19,100	1,018,412
Schlumberger, Ltd.(c)	100,200	7,824,618
Seadrill, Ltd.	230,300	4,684,440
Suncor Energy, Inc.(c)	136,700	5,778,309
Tenaris S.A. - ADR	15,600	581,724
Transocean, Inc.(a)	35,889	3,942,048
Weatherford International, Ltd.(a)	169,000	4,248,660
		41,658,473
Tankers 0.05%
Golar LNG, Ltd.	32,000	424,960

TOTAL ENERGY		127,528,077

Finance 24.17%
Banks 19.73%
The Charles Schwab Corp.	16,537	429,962
Banco Bradesco S.A. - ADR	447,282	7,201,240
Banco Itau Holding Financeira S.A. - ADR	675,550	11,822,125
Banco Santander Chile S.A. - ADR	208,400	8,917,436

	Shares	Value
Banks (continued)
Bangkok Bank PLC	806,500	$2,429,504
Bank Mandiri Persero Tbk PT	17,759,000	4,990,600
Bank of America Corp.(c)	486,900	17,041,500
Bank Rakyat Indonesia	5,924,000	3,392,322
BlackRock Kelso Capital Corp.	651,400	7,510,642
Citigroup, Inc.	285,700	5,859,707
Daewoo Securities Co., Ltd.	186,560	2,612,257
Daishin Security System Co., Ltd.	329,600	950,336
Hana Financial Group, Inc.	239,500	5,466,858
ICICI Bank, Ltd. - ADR	176,900	4,160,688
Indochina Capital Vietnam Holdings, Ltd.(a)	700,000	2,513,000
Kasikornbank PLC	1,734,800	3,198,689
Kookmin Bank - ADR(a)	51,300	2,343,897
Korea Exchange Bank	225,800	2,057,915
LG Corp.	32,000	1,614,648
Malayan Banking BHD(d)	248,850	614,444
Melco International Development, Ltd.	1,040,000	289,304
Mirae Asset Securities	21,700	1,815,900
PennantPark Investment Corp.	627,483	4,649,649
Public Bank BHD	1,530,000	4,444,445
Sberbank	722,500	1,112,650
Siam Commercial Bank PCL	3,066,000	6,202,628
Star Asia Financial, Ltd.(b) (d)	300,000	570,000
Unibanco - Uniao de Bancos Brasileiros - GDR	104,900	10,586,508
VTB Bank OJSC	212,500	850,000
Wellsfargo & Co.(c)	616,030	23,119,606
Woori Finance Holdings Co., Ltd.	343,300	3,370,566
Woori Investment & Securities Co., Ltd.	77,100	1,156,229
		153,295,255
Non-Bank 4.44%
Apollo Investment Corp.(c)	1,231,800	21,002,190
Ares Capital Corp.	364,262	3,799,253
CME Group, Inc.	20,200	7,504,502
IntercontinentalExchange, Inc.(a)	21,600	1,742,688
Maiden Holdings, Ltd.(b)	100,900	438,915
		34,487,548
TOTAL FINANCE		187,782,803

	Shares	Value
Health Care 0.22%
BioSphere Medical, Inc.(a)	109,500	$383,250
Molecular Insight Pharmaceuticals, Inc.(a)	172,000	1,320,960
		1,704,210
Industrial 7.23%
Advantest Corp.	98,000	2,008,744
Aegean Marine Petroleum Network, Inc.	201,800	4,510,230
Bakrie Sumatera Plantations Tbk PT	10,607,000	798,618
Byd Co., Ltd.	1,204,220	1,991,305
Chicago Bridge & Iron Co.	91,500	1,760,460
China Railway Group, Ltd.(a)	4,250,000	2,534,176
China South Locomotive and Rolling Stock Corp.(a) (b)	5,905,500	2,243,601
Crown Holdings, Inc.(a)	70,300	1,561,363
Daelim Industrial Co., Ltd.	15,500	923,361
Dongyang Mechatronics Corp.	377,400	1,364,888
EI Du Pont de Nemours & Co.	80,600	3,248,180
Foster Wheeler, Ltd.(a)	47,800	1,726,058
Guangzhou Shipyard International Co., Ltd.	660,000	756,486
Hitachi Construction Machinery Co., Ltd.	101,900	2,419,233
Huaneng Power International, Inc.	4,993,000	3,273,003
Kokuyo Company, Ltd.	103,500	797,988
Komatsu, Ltd.	209,700	3,302,595
Maanshan Iron & Steel Co., Ltd.	4,320,000	1,324,121
McDermott International, Inc.(a)	222,700	5,689,985
Nine Dragons Paper Holdings, Ltd.	1,440,000	528,536
PT Astra International Tbk	4,515,700	8,188,597
Shougang Concord International Enterprises Co., Ltd.	9,300,000	1,305,499
Sinopec Shanghai Petrochemical Co., Ltd.	3,734,000	827,122
Smurfit-Stone Container Corp.(a)	403,300	1,895,510
Spirit Aerosystems Holdings, Inc.(a)	32,400	520,668
STX Engine Co., Ltd.	35,100	676,146
		56,176,473
Insurance 3.18%
ACE, Ltd.	30,000	1,623,900
Fidelity National Financial, Inc.(c)	724,600	10,651,620
Montpelier Re Holdings, Ltd.(c)	646,000	10,665,460
The Travelers Cos., Inc.	40,000	1,808,000
		24,748,980
Media 0.59%
Kyocera Corp.	15,700	1,163,236
Nippon Television Network Corp.	36,400	3,405,388
		4,568,624

	Shares	Value
Metals & Mining 1.87%
Agnico-Eagle Mines, Ltd.	39,600	$2,180,772
Alcoa, Inc.	190,300	4,296,974
Anglo American PLC - ADR	84,410	1,412,179
Cameco Corp.	167,300	3,732,463
Denison Mines Corp.(a)	140,100	413,356
First Uranium Corp.(a)	32,000	102,532
Freeport-McMoRan Copper & Gold, Inc.	26,998	1,534,836
Paladin Energy, Ltd.(a)	211,500	651,839
Uex Corp.(a)	12,700	18,019
Uranium One, Inc.(a)	56,000	121,024
Ur-Energy, Inc.(a)	108,600	68,369
		14,532,363
Real Estate 4.85%
Bakrieland Development Tbk PT(a)	41,200,000	1,026,723
Cheung Kong Holdings, Ltd.	346,900	3,853,278
Cosco Corp. Singapore, Ltd.	540,000	563,733
Great Eagle Holdings, Ltd.	1,595,517	3,493,150
Hang Lung Properties, Ltd.	516,000	1,188,185
Henderson Land Development Co., Ltd.	1,328,000	5,814,922
Hopewell Holdings, Ltd.	464,000	1,661,230
Hysan Development Co., Ltd.	1,699,015	4,371,793
Hyundai Development Co.	58,100	2,093,997
Italian-Thai Development PLC	9,882,000	1,103,188
Kerry Properties, Ltd.	280,000	890,680
Shun Tak Holdings, Ltd.(b)	280,000	95,198
Sino Land Co.	1,456,049	1,593,903
SP Setia BHD	206,500	185,955
Sun Hung Kai Properties, Ltd.	644,000	6,502,328
Wharf Holdings, Ltd.	940,875	2,635,470
YNH Property BHD	1,570,400	638,652
		37,712,385
Real Estate Investment Trusts (REITS) 4.62%
Annaly Capital Management, Inc.(c)	1,232,000	16,570,400
Anworth Mortgage Asset Corp.	545,569	3,229,768
Capstead Mortgage Corp.	143,700	1,573,515
Hatteras Financial Corp.(b)	233,300	5,412,560
Hatteras Financial Corp.	320,000	7,424,000
MFA Mortgage Investments, Inc.	261,000	1,696,500
Regal Real Estate Investment Trust	182,576	27,040
		35,933,783

	Shares	Value
Technology & Communications 12.57%
Centron Telecom International Holdings, Ltd.	1,018,000	$124,548
China Mobile HK, Ltd. - ADR	105,400	5,278,432
China Telecom Corp., Ltd.	3,206,000	1,292,334
Chunghwa Telecom Co., Ltd.	369,700	8,750,799
Cisco Systems, Inc.(a) (c)	1,028,500	23,202,960
Comcast Corp.(c)	536,600	10,581,752
Focus Media Holdings, Ltd. - ADR(a)	23,600	672,836
Ingram Micro, Inc.(a)	161,498	2,595,273
Intel Corp.(c)	678,700	12,712,051
Nan Ya Printed Circuit Board Corp.	441,367	1,338,971
Net Servicos de Comunicacao S.A. - ADR	239,900	2,106,322
Nokia Corp - ADR	218,900	4,082,485
Oracle Corp.(a) (c)	525,500	10,672,905
Qualcomm, Inc.	74,401	3,197,011
Radvision, Ltd.(a)	518,700	3,117,387
Samsung Electronics Co., Ltd.	14,650	6,542,400
Sistema JSFC	87,200	1,423,104
		97,691,570
Transportation 1.32%
Babcock & Brown Air, Ltd. - ADR	263,300	2,461,855
Safe Bulkers, Inc.	127,100	1,385,390
Seaspan Corp.	352,500	6,376,725
		10,223,970
Utilities 3.99%
AES Corp.(a)	285,800	3,341,002
Calpine Corp.(a)	233,400	3,034,200
DPL, Inc.	140,000	3,472,000
Dynegy Inc. - Class A(a)	99,200	355,136
Enbridge, Inc.	87,300	3,230,326
Equitable Resources, Inc.	102,900	3,775,401
FirstEnergy Corp.	69,600	4,662,504
National Fuel Gas Co.	65,645	2,768,906
Quanta Services, Inc.(a)	55,100	1,488,251
Williams Cos., Inc.	205,200	4,852,980
		30,980,706
TOTAL COMMON STOCKS (Cost $847,035,017)		666,150,310

EXCHANGE TRADED FUNDS 2.39%
Retail HOLDRs Trust	206,000	18,568,840

TOTAL EXCHANGE TRADED FUNDS (Cost $19,460,438)		18,568,840

	Shares	Value
PREFERRED STOCKS 1.97%
Bank of America Corp., 8.200%	69,000	$1,569,750
Citigroup, Inc., 8.125%	276,385	4,560,352
Deutsche Bank Contingent Capital Trust V, 8.050%	146,900	2,967,380
JPMorgan Chase Capital XXVI, 8.000%(e)	148,500	3,590,730
Merrill Lynch & Co., Inc, 8.625%	138,050	2,621,570

TOTAL PREFERRED STOCKS (Cost $19,490,320)		15,309,782

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS 2.59%
Anadarko Petroleum Corp.
09/15/2009(e)	3.219%	$3,205,000	3,167,992
Bank of America Corp.
12/29/2049(e)	8.000%	3,700,000	2,932,546
Comcast Cable Communications LLC
06/15/2009	6.875%	3,070,000	3,101,068
Comcast Corp.
01/15/2010	5.850%	3,070,000	3,089,372
Merrill Lynch & Co., Inc.
Series MTNC, 09/09/2009(e)	3.074%	6,100,000	5,867,572
Morgan Stanley
01/18/2011(e)	3.035%	3,000,000	1,956,501

TOTAL CORPORATE BONDS (Cost $21,965,830)			20,115,051

ASSET/MORTGAGE BACKED SECURITIES 25.09%
Fannie Mae Pool
Series 2008-257201, 05/01/2018	5.000%	12,464,445	12,469,780
Federal Home Loan Mortgage Corporation (FHLMC) Gold
Series 2006-A44797, 04/01/2036	6.000%	4,201,939	4,258,262
Freddie Mac Gold Pool
Series 2006-G12471, 12/01/2018	4.500%	5,691,278	5,602,249
Ginnie Mae I pool
Series 2008-675488, 06/15/2038	5.500%	6,229,660	6,246,468
Series 2008-675480, 06/15/2038	5.500%	10,341,649	10,369,551
Series 2008-696604, 08/15/2038	5.500%	6,000,001	6,016,189

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
ASSET/MORTGAGE BACKED (continued)
Ginnie Mae II pool
Series 2007-3939, 01/20/2037	5.000%	$1,374,161	$1,342,916
Series 2007-3952, 02/20/2037	5.000%	1,896,206	1,853,090
Series 2007-3953, 02/20/2037	5.500%	7,443,037	7,435,304
Series 2007-3964, 03/20/2037	5.000%	14,457,842	14,129,099
Series 2007-4015, 08/20/2037	5.000%	907,653	887,015
Series 2007-4026, 09/20/2037	5.000%	790,913	772,929
Series 2007-4037, 10/20/2037	5.000%	992,807	970,232
Series 2008-4097, 03/20/2038	5.000%	2,513,670	2,455,863
Series 2008-4113, 04/20/2038	5.000%	12,482,111	12,195,060
Series 2008-686743, 05/20/2038	5.500%	3,703,183	3,698,717
Series 2008-4169, 06/20/2038	5.500%	3,452,891	3,448,727
Series 2008-4183, 07/20/2038(d)	6.000%	4,511,217	4,482,319
Series 2008-4194, 07/20/2038	5.500%	17,205,811	17,185,060
Series 2008-4195, 07/20/2038	6.000%	3,016,654	3,061,101
Government National Mortgage Association (GNMA)
Series 2003-16, Class A, 04/16/2016	3.130%	6,284,810	6,279,989
Series 2004-9, Class A, 08/16/2022	3.360%	1,336,798	1,323,747
Series 2006-8, Class A, 08/16/2025	3.942%	2,174,887	2,161,292
Series 2006-68, Class A, 07/16/2026	3.888%	3,550,382	3,516,465
Series 2007-52, Class A, 06/16/2027	4.054%	771,941	767,179
Series 2008-24, Class A, 08/16/2027	3.492%	6,599,001	6,513,161
Series 2008-8, Class A, 11/16/2027	3.612%	3,539,109	3,499,092
Series 2006-3, Class A, 01/16/2028	4.212%	8,249,558	8,209,391
Series 2006-5, Class A, 07/16/2029	4.241%	2,298,615	2,287,384
Series 2006-66, Class A, 08/16/2030	4.087%	8,849,069	8,786,312
Series 2006-67, Class A, 11/16/2030	3.947%	3,621,438	3,586,759
Series 2005-79, Class A, 10/16/2033	3.998%	1,072,384	1,064,975
Series 2008-22, Class A, 05/16/2035	3.500%	5,654,075	5,527,870
Series 2007-37, Class SA, 03/20/2037(e)	11.713%	2,444,944	2,333,383
Series 2007-37, Class SB, 03/20/2037(e)	11.713%	2,072,327	2,052,611
Series 2007-37, Class SY, 06/16/2037(e)	15.348%	1,369,875	1,365,564
Series 2008-45, Class A, 05/01/2048	3.576%	17,034,532	16,823,575

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $195,032,763)			194,978,680

GOVERNMENT & AGENCY OBLIGATIONS 9.52%
Federal Farm Credit Bank
09/29/2011	4.050%	3,500,000	3,497,477

	Coupon	Principal
Description and Maturity Date	Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Bond
02/15/2014(c)	4.000%	$13,000,000	$13,659,152
08/15/2016(c)	4.875%	14,000,000	15,158,290
05/15/2017(c)	4.500%	7,000,000	7,371,329
08/15/2017(c)	4.750%	9,250,000	9,908,341
08/15/2018(c)	4.000%	4,000,000	4,055,004
05/15/2038(c)	4.500%	7,250,000	7,467,507
U.S. Treasury Note
05/31/2012(c)	4.750%	8,000,000	8,600,632
07/31/2012(c)	4.625%	4,000,000	4,290,316

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $73,044,237)			74,008,048

STRUCTURED NOTES 1.31%
Merrill Lynch & Co., Inc
01/29/2022(b) (d) (e)	9.580%	19,500,000	10,140,000

TOTAL STRUCTURED NOTES (Cost $19,500,000)			10,140,000

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 4.26%
Purchased Call Options 0.20%
Caterpillar, Inc.	January, 2009	$60.00	1,000	585,000
Cisco Systems, Inc.	January, 2009	27.50	9,000	418,500
Freeport-McMoRan Copper & Gold, Inc.	January, 2009	115.00	1,000	40,500
Petroleo Brasileiro S.A.	January, 2009	60.00	2,000	295,000
Schlumberger, Ltd.	January, 2009	100.00	1,000	222,500

TOTAL PURCHASED CALL OPTIONS (Cost $11,932,750)				1,561,500

Purchased Put Options 4.06%
Energy Select Sector
SPDR Fund	December, 2008	70.00	10,000	8,700,000
Oil Service
HOLDRs Trust	October, 2008	170.00	2,000	4,545,000
Oil Service
HOLDRs Trust	January, 2009	160.00	3,200	6,984,000

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED PUT OPTIONS (continued)
S&P 500 Index Fund	December, 2008	$1,250.00	1,000	$11,350,000

TOTAL PURCHASED PUT OPTIONS (Cost $20,310,260)				31,579,000

TOTAL PURCHASED OPTIONS (Cost $32,243,010)				33,140,500

	7 day
	Yield	Shares	Value
SHORT TERM INVESTMENTS 4.45%
Dreyfus Treasury Prime
Money Market Fund(f)	0.695%	34,603,488	34,603,488

TOTAL SHORT TERM INVESTMENTS (Cost $34,603,488)			34,603,488

Total Investments - 137.31% (Cost $1,262,375,103)			1,067,014,699

Liabilities in Excess of Other Assets - (37.31%)			(289,937,736)

NET ASSETS - 100.00%			$777,076,963

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
SCHEDULE OF OPTIONS WRITTEN
Call Options Written
Caterpillar, Inc.	January, 2009	$80.00	1,000	$(63,000)
Freeport-McMoRan
Copper & Gold, Inc.	January, 2009	145.00	1,000	(7,000)
Petroleo Brasileiro S.A.	January, 2009	75.00	2,000	(60,000)
Schlumberger, Ltd.	January, 2009	90.00	2,000	(890,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $3,139,832)				(1,020,000)

Put Options Written
Energy Select Sector
SPDR Fund	December, 2008	63.00	10,000	(4,600,000)
Oil Service
HOLDRs Trust	October, 2008	140.00	2,000	(815,000)

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value

Put Options Written (continued)
Oil Service
HOLDRs Trust	January, 2009	$140.00	3,200	$(3,544,000)
S&P 500 Index	December, 2008	1,175.00	1,000	(7,220,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $10,260,959)				(16,179,000)

TOTAL OPTIONS WRITTEN (Premiums received $13,400,791)				$(17,199,000)

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value
Aluminum Corp. of China, Ltd.	(116,400)	$(1,763,460)
Amazon.com, Inc.	(60,000)	(4,365,600)
Ameriprise Financial, Inc.	(63,200)	(2,414,240)
ArcelorMittal	(6,300)	(311,094)
Ashland, Inc.	(15,000)	(438,600)
BHP Billiton, Ltd - ADR	(62,900)	(3,270,171)
Boston Properties, Inc.	(17,600)	(1,648,416)
Cia Vale do Rio Doce - ADR	(83,814)	(1,605,038)
Dawson Geophysical Co.	(5,500)	(256,795)
Financial Select Sector SPDR	(538,600)	(10,658,894)
General Motors Corp.	(136,243)	(1,287,496)
Harley-Davidson, Inc.	(27,500)	(1,025,750)
iShares Dow Jones US Real Estate Index Fund	(310,700)	(19,247,865)
iShares FTSE/Xinhua China 25 Index Fund	(509,557)	(17,564,430)
iShares MSCI Brazil Fund	(172,219)	(9,742,429)
iShares MSCI Emerging Markets Fund	(606,399)	(20,938,958)
iShares MSCI Mexico Investable Market Index Fund	(200,484)	(9,356,588)
iShares Russell 2000 Index Fund	(270,000)	(18,360,000)
Las Vegas Sands Corp.	(56,700)	(2,047,437)
Li & Fung, Ltd.	(464,000)	(1,110,275)
Martin Marietta Materials, Inc.	(17,900)	(2,004,442)
Medtronic, Inc.	(57,400)	(2,875,740)
Metavante Technologies, Inc.	(684)	(13,174)
Mohawk Industries, Inc.	(12,651)	(852,551)
Nippon Steel Corp.	(910,000)	(3,311,269)
Oil Service HOLDRs Trust	(90,000)	(13,203,000)
Salesforce.com, Inc.	(28,600)	(1,384,240)
SPDR Trust Series 1	(70,800)	(8,214,216)
Stone Energy Corp.	(30,200)	(1,278,366)

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT (continued)
Swift Energy Co.	(53,542)	$(2,071,540)
Tiffany & Co.	(65,300)	(2,319,456)
Wynn Resorts, Ltd.	(38,900)	(3,175,796)

TOTAL SECURITIES SOLD SHORT (Proceeds $197,161,966)		$(168,117,326)

Notes to Statement of Investments:

ADR - American Depositary Receipt

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

JSFC - Joint Stock Financial Corporation

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

(a)	Non-Income Producing Security.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, these securities had a total value of $19,378,241 or 2.49% of total net assets.

(c)	Security, or portion of security, is being held as collateral for written options and/or short sales.

(d)

Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2008, these securities had a total value of $15,806,763 or 2.03% of total net assets.

(e)	Floating or variable rate security - rate disclosed as of September 30, 2008.

(f)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

September 30, 2008 (Unaudited)

Assets:
Investments, at value (Cost - see below)	$1,067,014,699
Cash	1,634,284
Foreign currency, at value (Cost $79,677)	79,722
Deposit with broker for securities sold short and written options	200,115,674
Dividends receivable	1,931,206
Interest receivable	1,581,526
Receivable for investments sold	79,417,452
Other assets	96,868
Total Assets	1,351,871,431

Liabilities:
Loan payable	354,280,588
Interest due on loan payable	877,016
Securities sold short (Proceeds $197,161,966)	168,117,326
Options written at value (Premiums received $13,400,791)	17,199,000
Payable for investments purchased	32,350,727
Dividends payable - short sales	330,709
Accrued investment advisory fee	1,227,775
Accrued administration fee	392,888
Accrued trustees fee	18,439
Total Liabilities	574,794,468

Net Assets	$777,076,963
Cost of Investments	$1,262,375,103

Composition of Net Assets:
Paid-in capital	980,990,251
Overdistributed net investment income	(42,548,492)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	8,749,739
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(170,114,535)
Net Assets	$777,076,963

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$15.02

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $583,168)	$14,037,281
Interest on investment securities	5,590,534
Interest on margin account	809,431
Miscellaneous income	2,657
Total Income	20,439,903

Investment advisory fee	8,529,876
Administration fee	2,729,560
Interest on loan	5,239,621
Trustees fee	69,625
Dividend expense - short sales	2,435,948
Broker/dealer fees	112,677
Miscellaneous	8,764
Total Expenses	19,126,071

Net Investment Income	1,313,832

Net realized gain (loss) on:
Investment securities	(29,656,776)
Securities sold short	31,914,175
Written options	11,381,184
Foreign currency transactions	194,865
Net change in unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(179,461,652)
Net loss on investments, options, securities sold short and foreign currency transactions	(165,628,204)
Distributions to Preferred Shareholders from:
Net investment income	(1,827,293)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(166,141,665)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	September 30, 2008	Year Ended
	(Unaudited)	March 31, 2008
Common Shareholder Operations:
Net investment income	$1,313,832	$18,076,342
Net realized gain (loss) from:
Investment securities	(29,656,776)	66,327,743
Securities sold short	31,914,175	6,703,853
Written options	11,381,184	8,111,904
Foreign currency transactions	194,865	(119,037)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(179,461,652)	(3,421,530)
Distributions to Preferred Shareholders from:
Net investment income	(1,827,293)	(19,525,208)
Net realized gains	—	(4,492,000)
Net Increase (Decrease) in Net Assets Attributable to Common Shares from Operations	(166,141,665)	71,662,067

Distributions to Common Shareholders from:
Net investment income	(41,389,490)	(65,750,867)
Net realized gain	—	(13,251,315)
Net Decrease in Net Assets from Distributions	(41,389,490)	(79,002,182)

Net Decrease in Net Assets Attributable to Common Shares	(207,531,155)	(7,340,115)

Net Assets Attributable to Common Shares:
Beginning of period	984,608,118	991,948,233
End of period*	$777,076,963	$984,608,118

* Includes overdistributed net investment income of:	$(42,548,492)	$(645,541)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2008 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(166,141,665)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,086,686,012)
Proceeds from disposition of investment securities	1,218,237,397
Net proceeds from short-term investment securities	70,996,356
Net realized loss from investment securities	29,656,776
Net change in unrealized depreciation on investment securities	179,461,652
Premium amortization	165,401
Discount amortization	(80,047)
Decrease in deposits with brokers for shorts and written options	33,515,518
Increase in receivables on investments sold	(59,887,140)
Increase in dividends receivable	(17,378)
Decrease in interest receivable	192,462
Decrease in other assets	230,376
Increase in interest due on loan payable	877,016
Decrease in securities sold short	(38,944,939)
Increase in options written	7,624,250
Decrease in payable for investment securities purchased	(53,336,950)
Decrease in accrued investment advisory fee	(209,891)
Decrease in accrued administrative fee	(67,165)
Increase in accrued trustee fee	8,062
Increase in dividends payable short sales	58,129
Decrease in other payables	(16,130)
Net decrease in cash	135,636,078

Cash Flows From Financing Activities:
Net proceeds from bank borrowing	354,280,588
Redemption of auction market preferred shares	(450,379,543)
Cash distributions paid	(43,216,783)
Net Cash Used in Financing Activities	(139,315,738)

Net decrease in cash	(3,679,660)

Cash and foreign currency, beginning balance	5,393,666
Cash and foreign currency, ending balance	1,714,006

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$(4,362,605)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the
	Six Months Ended			For the Period
	September 30, 2008		For the Year Ended	April 25, 2006 (inception)
	(unaudited)		March 31, 2008	to March 31, 2007
Per Common Share Operating Performance
Net asset value - beginning of period	$19.03		$19.17	$19.10
Income from investment operations:
Net investment income	0.03	*	0.35 *	0.90
Net realized and unrealized gain (loss) on investments	(3.20)		1.50	0.40
Distributions to Preferred Shareholders from:
Net investment income	(0.04)		(0.46)	(0.20)
Total from Investment Operations	(3.21)		1.39	1.10

Distributions to Common Shareholders from:
Net investment income	(0.80)		(1.46)	(0.90)
Net realized gain	—		(0.07)	—
Total Distributions to Common Shareholders	(0.80)		(1.53)	(0.90)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—		—	(0.04)
Preferred offering costs and sales loads charged to paid-in capital	—		—	(0.09)
Total Capital Share Transactions	—		—	(0.13)
Net asset value - end of period	$15.02		$19.03	$19.17
Market price - end of period	$12.03		$16.32	$17.44

Total Investment Return - Net Asset Value (1):	(17.28)%		8.06%	5.45%
Total Investment Return - Market Price (1):	(22.75)%		1.86%	(8.38)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	777,077		984,608	991,948
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	3.90	%(2)	2.52%	2.12	%(2)
Net expenses excluding interest expense (3)	2.83	%(2)	— (5)	—	(5)
Net expenses excluding dividends on short sales (3)	3.41	%(2)	2.29%	2.05	%(2)
Net investment income (3)	0.27	%(2)	1.76%	1.75	%(2)
Preferred share dividends	0.37	%(2)	2.34%	1.13	%(2)
Portfolio turnover rate	81%		171%	246%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	—	(5)	$450,380	$450,450
Total shares outstanding (000)	—	(5)	18	18
Asset coverage per share (4)	—	(5)	$79,722	$80,133
Liquidation preference per share	—	(5)	$25,000	$25,000
Average market value per share (6)	—	(5)	$25,000	$25,000

*	Based on average shares outstanding
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008. A borrowing facility replaced the AMPS, as the Fund’s form of leverage, May 23, 2008.
(6)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 (Unaudited)

1.   SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of September 30, 2008.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2008, securities which have been fair valued represented 2.03% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2008.

	Investments in	Other Financial Instruments*
Valuation Inputs	Securities at Value	Unrealized Appreciation (Depreciation)
Level 1 - Quoted Prices	$841,210,968		$—
Level 2 - Other Significant Observable Inputs	$225,233,731	$
Level 3 - Significant Unobservable Inputs	$570,000		$—
Total	$1,067,014,699	$

* Other financial instruments include futures, forwards and swap contracts.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in	Other Financial	OFI – Market
	Securities	Instruments (OFI)	Value
Balance as of 3/31/08	$2,250,000
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(1,680,000)
Net purchases/(sales)	—
Transfers in and/or out of level 3	—
Balance as of 9/30/08	$570,000

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity for the six months ended September 30, 2008 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	12,000	$3,315,791
Positions opened	4,703	4,228,046
Closed	(10,703)	(4,404,005)
Outstanding, September 30, 2008	6,000	$3,139,832
Market Value, September 30, 2008		$(1,020,000)

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	18,600	$9,781,050
Positions opened	24,200	12,221,655
Exercised	(10,000)	(3,362,481)
Expired	(16,600)	(8,379,265)
Outstanding, September 30, 2008	16,200	$10,260,959
Market Value, September 30, 2008		$(16,179,000)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2008 and March 31, 2007.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Recent Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2.   TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2008 were as follows:

Gross appreciation (excess of value over tax cost)	$21,636,881
Gross depreciation (excess of tax cost over value)	(234,527,533)
Net unrealized depreciation	(212,890,652)
Cost of investments for income tax purposes	$1,279,905,351

3.   CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on September 30, 2008, ALPS Fund Services (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Six Months Ended	Year Ended
	September 30,2008	March 31, 2008
Common shares outstanding - beginning of period	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	—	—
Common shares outstanding - end of period	51,736,859	51,736,859

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 22, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained overnight collateralized financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward.The Fund’s Board of Trustees approved the refinancing at a Special Meeting of the Board of Trustees on April 9, 2008.The overnight facility is expected to lower the costs of leverage.Also see Note 6 — Leverage, for further information on the borrowing facility used by the Fund as of September 30, 2008.

4.   PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 2008 aggregated $1,086,686,012 and $1,218,237,397, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended September 30, 2008 aggregated $125,412,610 and $124,157,226, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

5.   INVESTMENT  ADVISORY  AND  ADMINISTRATION  AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.   LEVERAGE

On April 29, 2008 the Fund entered into an overnight collateralized lending arrangement (“borrowing facility”). The Fund may draw or pay certain amounts on a daily basis to maintain leverage in the Fund near its anticipated level of 33% of total assets. The Fund has pledged all securities in its portfolio as collateral for the borrowing facility. As of September 30, 2008 the market value of the securities pledged as collateral for the borrowing facility totaled $801,379,044. The Fund pays interest at a rate of 85 bps per annum above the current U.S. Federal Funds rate. For the six months ended September 30, 2008 the average cost of borrowing was 2.83% and the average outstanding principal amount was $363,701,547.

7.   OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2008 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the cir- cumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan.There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E,Transfer Agent Services, 800 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2008 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2008 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

September 30, 2008 (unaudited)

On August 4, 2008, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect four Trustees of the Fund.The results of the proposal were as follows:

Proposal 1: Re-election of Trustees

	Richard C. Rantzow	Robert L. Butler
For	45,605,677	45,603,760
Withheld	1,166,203	1,168,120
Withheld from Director	13,159	15,076

INVESTMENT ADVISORY AGREEMENT

September 30, 2008 (Unaudited)

On July 9, 2008, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any viola- tions that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rates of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 1.00% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreements. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2007, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from eleven (11) closed-end investment companies versus the Fund’s fees. The investment advisory fee for this group ranged from 0.500% to 1.050%, with a median of 0.876%. The total expenses for this group ranged from 0.619% to 1.332%, with a median of 1.081%. The Fund’s total expenses were 1.332%.

The Trustees stated that the objectives of the funds in the analysis differed from the Fund’s objectives and policies. In conjunction with Lipper’s reports, the Trustees also reviewed a comparative fund universe prepare by Clough. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe.

The Trustees reviewed the performance comparison between the Fund versus eleven (11) closed-end funds. For the one year ended performance as of May 31, 2008, the performance data ranged from a high of 13.14% to a low of -5.83 % with a median of 7.00%. The Fund’s performance during such time period was 12.88%. The Trustees then reviewed the performance comparison for the closed-end funds versus the Fund from the Fund’s inception through May 31, 2008. The performance data ranged from a high of 17.23% to a low of 7.81% with a median of 10.65%. The Fund’s performance during such time period was 12.54%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 1.00% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2008 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.	3

Edmund J. Burke Age - 47 1290 Broadway, Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of the Reaves Utility Income Fund and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund and Clough Global Equity Fund, is a Trustee of the Liberty All-Star Equity Fund; and is a Director of the Liberty All-Star Growth Fund, Inc.

			3

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 38 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Equity Fund, and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is also a Trustee of ALPS ETF Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Kimberly R. Storms Age - 36 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since Inception

Ms. Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, ALPS Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Erin Douglas Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Equity Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 32 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

N/A

*                          Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Andrew C. Boynton Age - 52 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Robert Butler Age - 67 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.	3

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Adam Crescenzi Age - 66 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (wholesaling) and is also currently a Trustee of Clough Global Allocation Fund, Clough Global Equity Fund, Dean College, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3

John F. Mee, Esq. Age - 65 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of the Holly Cross Alumni Association and the Board of Trustees of the Clough Global Allocation Fund and Clough Global Equity Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Richard C. Rantzow Age - 70 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund. Mr. Rantzow is also the Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

NOTES

NOTES

NOTES

CLOUGH GLOBAL OPPORTUNITIES FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 8, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 8, 2008